FOR RELEASE ON APRIL 29, 2004

                                                      Contact: Paul Nolan, CFO
                                                               Nanometrics, Inc.
                                                               408.435.9600 x122


NANOMETRICS ANNOUNCES FINANCIAL RESULTS FOR THE FIRST QUARTER OF 2004

Milpitas, California, April 29, 2004 - Nanometrics Incorporated (NASDAQ: NANO) today reported financial results for the first quarter ended March 31, 2004.

Total revenues for the first quarter of 2004 were $13.7 million, an increase of 10% from $12.4 million in the fourth quarter of 2003 and an increase of 46% compared to $9.4 million for the first quarter of 2003. The increase in first quarter revenues in 2004 compared to the first quarter of 2003 resulted from stronger demand for semiconductor process control equipment particularly in the U.S. and Pacific Rim countries. The net loss in the first quarter of 2004 was $1.2 million or $.10 per diluted share, compared to a net loss of $9.6 million or $.80 per diluted share for the same period last year. The net loss in the first quarter of 2003 includes a $6.0 million charge to record a valuation allowance against deferred income tax assets, as previously reported in the first quarter of 2003. The Company's financial position continues to be strong with cash and short-term investments totaling $24.1 million.

Nanometrics Incorporated is a leading supplier of automated and integrated metrology equipment used for advanced integrated circuit, flat panel display and magnetic head manufacturing. The Company's corporate office is located at 1550 Buckeye Drive, Milpitas, CA 95035, with sales and service offices worldwide. Nanometrics is traded on NASDAQ under the symbol NANO. Nanometrics' website is http://www.nanometrics.com.

                            NANOMETRICS INCORPORATED
                           CONSOLIDATED BALANCE SHEETS
                   (Amounts in thousands except share amounts)
                                   (Unaudited)

                                                      March 31,    December 31,
ASSETS                                                  2004           2003
                                                      --------       --------
CURRENT ASSETS:
   Cash and cash equivalents                          $ 24,075       $  7,949
   Short-term investments                                 --           21,943
   Accounts receivable, net of allowances
     of $584 and $576                                   19,517         14,522
   Inventories                                          26,279         24,264
   Prepaid expenses and other                            1,386          1,015
                                                      --------       --------
      Total current assets                              71,257         69,693

PROPERTY, PLANT AND EQUIPMENT, NET                      49,909         49,738
INTANGIBLE ASSETS                                        1,221          1,322
OTHER ASSETS                                             1,027            987
                                                      --------       --------
       TOTAL                                          $123,414       $121,740
                                                      ========       ========

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
   Accounts payable                                   $  2,576       $  2,047
   Accrued payroll and related expenses                  1,697          1,593
   Deferred revenue                                      3,163          2,345
   Other current liabilities                             1,402          1,436
   Income taxes payable                                  1,377          1,528
   Current portion of debt obligations                   1,925          1,157
                                                      --------       --------
         Total current liabilities                      12,140         10,106

DEFERRED INCOME TAXES AND
       OTHER LONG-TERM LIABILITIES                         437            545
DEBT OBLIGATIONS                                         2,603          2,648
                                                      --------       --------

         Total liabilities                              15,180         13,299
                                                      --------       --------

SHAREHOLDERS' EQUITY:
   Common stock, no par value;
     50,000,000 shares authorized;
     12,207,277 and 12,166,016 outstanding             101,484        101,099
    Retained earnings                                    5,796          7,008
   Accumulated other comprehensive income                  954            334
                                                      --------       --------
         Total shareholders' equity                    108,234        108,441
                                                      --------       --------
       TOTAL                                          $123,414       $121,740
                                                      ========       ========

                            NANOMETRICS INCORPORATED
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                 (Amounts in thousands except per share amounts)
                                   (Unaudited)

                                                          Three Months Ended
                                                               March 31,
                                                         2004            2003
                                                       --------        --------
NET REVENUES:
   Product sales                                       $ 11,663        $  7,435
   Service                                                2,008           1,915
                                                       --------        --------
   Total net revenues                                    13,671           9,350
                                                       --------        --------

COSTS AND EXPENSES:
   Cost of product sales                                  5,403           3,659
   Cost of service                                        1,611           1,886
   Research and development                               3,489           3,373
   Selling                                                3,066           2,886
   General and administrative                             1,295           1,183
                                                       --------        --------
   Total costs and expenses                              14,864          12,987
                                                       --------        --------
LOSS FROM OPERATIONS                                     (1,193)         (3,637)
                                                       --------        --------

OTHER INCOME (EXPENSE):
   Interest income                                           56              94
   Interest expense                                         (29)            (24)
   Other, net                                                (3)              3
                                                       --------        --------
Total other income, net                                      24              73
                                                       --------        --------
LOSS BEFORE INCOME TAXES                                 (1,169)         (3,564)

PROVISION (BENEFIT) FOR INCOME TAXES                         43           6,020
                                                       --------        --------
NET LOSS                                               $ (1,212)       $ (9,584)
                                                       ========        ========
NET LOSS PER SHARE:
   Basic and diluted                                   $  (0.10)       $  (0.80)
                                                       ========        ========
SHARES USED IN PER SHARE COMPUTATION:
   Basic  and diluted                                    12,189          12,007
                                                       ========        ========